Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information online at http://www.arielinvestments.com/prospectusandreports/. You may also obtain this information at no cost by calling 800.292.7435 or by sending an email request to email@arielinvestments.com. The Fund’s full prospectus and statement of additional information, dated February 1, 2013, are incorporated by reference into this summary prospectus.

Investment objective

Ariel International Equity Fund pursues long-term capital appreciation.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Investor Class	Institutional Class (Class I)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class (Class I)
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	15.75%	14.70%
Total annual operating expenses1	17.00%	15.70%
Less fee waiver or expense reimbursement	(15.60)%	(14.55)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	1.15%
1
The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class and 1.15% of net assets for Class I through the end of the fiscal year ending September 30, 2015. No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2015.

The example below illustrates the expenses you would pay on a $10,000 investment in Ariel International Equity Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements through September 30, 2015. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1 year	3 years	5 years	10- years
Investor Class	$143	$443	$3,784	$9,199
Institutional Class (Class I)	$117	$365	$3,516	$8,876

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategy

Ariel International Equity Fund invests primarily in common stock issued by companies outside the U.S. in developed international markets. The Fund may invest in large, medium, or small companies without regard to market capitalization. Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for portfolio management.

The Fund may buy or sell foreign currency options and securities, securities index options, futures contracts and related options, and enter into swap agreements, which are types of derivatives. These techniques may be used for any legally permissible purpose, including seeking to increase the Fund’s return through the use of derivatives as a substitute for securities or to reduce the risk of loss of certain holdings. The Fund may also invest in exchange traded funds (“ETFs”).

The Fund’s investment process seeks to identify investment opportunities offering superior risk-adjusted returns by pursuing a “bottom-up” stock picking discipline that focuses on both the fundamentals of the business and the intrinsic value of the business. Particular attention is paid to normalized cash flow generation and reinvestment or distribution for shareholder benefit.

We will consider selling a stock if its valuation reaches our investment goals, if a better opportunity for investment presents itself, or if there are material adverse changes to a company’s fundamentals.

Ariel International Equity Fund is a diversified fund that will generally hold between 40-150 securities in its portfolio.

Principal risks

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks are:

❖	The general level of stock prices could decline.

❖
Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks. Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

❖
Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time. The use of foreign currency derivatives may be expensive and may result in further losses.

❖
The use of various types of derivatives may intensify investment losses from securities underlying the derivatives, may create more volatility and may expose the Fund to other losses and expenses. Certain derivatives, such as swap transactions, may entail the risk that a counterparty or party will default on payment or other obligations under the derivative.

❖
ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities. ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

❖
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Performance

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI EAFE® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

	As of December 31, 2012
Average Annual Total Returns		Since Inception
	1-Year	(12/30/11)
Investor Class Return Before Taxes	4.34%	4.32%
Investor Class Return After Taxes on Distributions	4.34%	4.32%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	3.21%	3.84%
Institutional Class (Class I) Return Before Taxes	4.60%	4.58%
MSCI EAFE® Index (reflects no deductions for fees, expenses or taxes)	17.90%	17.85%

Investment adviser

Ariel Investments, LLC is the investment adviser to the Fund.

Portfolio manager

Rupal J. Bhansali, Portfolio Manager since inception

Purchase and sale of Fund shares

Investors may purchase or redeem Fund shares on any business day by written request, via online, wire transfer, by telephone or through a financial intermediary. Investors may exchange Fund shares by written request, via online, by telephone or through a financial intermediary. You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Class I shares is $1,000,000. The minimum subsequent investment in a Fund for all share classes is $100.

Tax information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.